UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 14, 2006 (March 10, 2006)
INTEGRATED ELECTRICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1800 West Loop South, Suite 500
Houston, Texas	77027
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 860-1500
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
First Amended Disclosure Statement for First Amended Joint Plan of Reorganization
Financial Projections

Item 7.01 Regulation FD Disclosure
     On March 10, 2006, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”) approved the adequacy of the First Amended Disclosure Statement (the “Amended Disclosure Statement”) for the First Amended Joint Plan of Reorganization (the “Amended Plan”) of Integrated Electrical Services, Inc. and certain of its direct and indirect subsidiaries (the “Debtors”), subject to any amendment or supplement to which the significant parties in interest, including the Debtors, the official equity committee, the official creditors’ committee, the holders of convertible notes, Bank of America or the sureties will have agreed by Thursday, March 16, 2006 at 12:00 p.m. and, absent such agreement, as may be subsequently ordered at a hearing before the Bankruptcy Court on March 17, 2006. This approval permits the Debtors to distribute the Amended Plan and Amended Disclosure Statement to certain creditors and all equity interest holders for solicitation of votes on the Amended Plan. A hearing before the Bankruptcy Court to consider confirmation of the Amended Plan has been set for April 25, 2006 at 9:00 a.m., central time. A copy of the Amended Disclosure Statement, including exhibits, is included as Exhibit 99.1 hereto.
     In connection with the Amended Disclosure Statement, the Debtors submitted revised financial projections to the Bankruptcy Court (the “Financial Projections”). These Financial Projections are included as Exhibit 99.2 hereto. The Financial Projections have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Projections should not be used for investment purposes. The Financial Projections contain information different from that required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Projections should not be viewed as indicative of future results.
     In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
     This current report on Form 8-K includes certain statements that may be deemed to be “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company‘s expectations and involve risks and uncertainties that could cause the Company ‘s actual results to differ materially from those set forth in the statements. Such risks and uncertainties include, but are not limited to, the Company’s inability to complete a financial restructuring on terms acceptable to the Company or at all; the Debtors’ inability to obtain confirmation of a plan of reorganization; uncertainties affecting the financial projections prepared in connection with the Chapter 11 Cases; and the outcome of the SEC investigation. You should understand that the foregoing important factors, in addition to those discussed in our other filings with the Securities and Exchange Commission, including those under the heading ‘Risk Factors” contained in our annual report on Form 10-K for the fiscal year ended September 30, 2005 and our quarterly report on Form 10-Q for the quarter ended December 31, 2005, could affect our future results and could cause results to differ materially from those expressed in such forward-looking statements. We undertake no obligation to publicly update or revise the Company’s borrowing availability, its cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.

Exhibit
Number	Description
99.1*	First Amended Disclosure Statement for the First Amended Joint Plan of Reorganization of Integrated Electrical Services, Inc. and Certain of its Direct and Indirect Subsidiaries

99.2*	Financial Projections

*	Furnished herewith

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock

Curt L. Warnock
Senior Vice President and General Counsel
Date: March 14, 2006

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EXHIBIT INDEX
     (c) Exhibits.

Exhibit
Number	Description
99.1*	First Amended Disclosure Statement for the First Amended Joint Plan of Reorganization of Integrated Electrical Services, Inc. and Certain of its Direct and Indirect Subsidiaries

99.2*	Financial Projections

*	Furnished herewith

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